Exhibit 10.1

NOTICE OF INCREMENTAL FACILITY COMMITMENT

AMERICAN TOWER CORPORATION, a Delaware corporation (the “Borrower”), in connection with that certain Loan Agreement dated as of June 8, 2007 (as amended, modified, restated and supplemented from time to time, the “Loan Agreement”) by and among the Borrower, the Lenders signatory thereto (collectively, together with any other financial institutions which hereafter become Lenders under the Loan Agreement, the “Lenders”), the Issuing Banks (as defined therein), the Syndication Agent (as defined therein) and TORONTO DOMINION (TEXAS) LLC, as administrative agent (the “Administrative Agent”), hereby certifies that:

1. The Borrower has obtained an agreement to provide an Incremental Facility Commitment in the aggregate amount of THREE HUNDRED TWENTY-FIVE MILLION AND 00/100s DOLLARS ($325,000,000.00) from the financial institutions set forth in Schedule 1 attached hereto in such amounts as set forth in Schedule 1 attached hereto. The Applicable Margins for Incremental Facility Advances under the Incremental Facility Commitment and the terms for repayment of the Incremental Facility Commitment are set forth on Schedule 2 attached hereto.

2. All of the representations and warranties of the Borrower under the Loan Agreement and the other Loan Documents, are on the date hereof, and will be as of the effective date of such Incremental Facility Commitment, true and correct in all material respects, both before and after giving effect to the application of the proceeds of such Incremental Facility Commitment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement.

3. There does not exist, on this date, and there will not exist after giving effect to the application of the proceeds of such Incremental Facility Commitment, any Default or Event of Default under the Loan Agreement.

4. Set forth on Schedule 3 attached hereto are revised projections which demonstrate the Borrower’s ability to timely repay the Loans, including any Incremental Facility Advances advanced under the Incremental Facility Commitment, and to timely comply with the covenants contained in Sections 7.5, 7.6 and 7.7 of the Loan Agreement.

5. The financial institutions, as set forth in Schedule 1 and each of whom are signatory hereto, agree that, upon signature hereof, in their capacity as Lenders under this Incremental Facility Commitment, they are bound under the Loan Agreement, as modified by the terms hereof, as “Lenders” (as defined therein).

Capitalized terms used in this Notice of Incremental Facility Commitment and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

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IN WITNESS WHEREOF, the Borrower, acting through an Authorized Signatory, has signed this Notice of Incremental Facility Commitment on the 24th day of March, 2008.

AMERICAN TOWER CORPORATION,
a Delaware corporation

By:	/s/ Bradley E. Singer
Name:	Bradley E. Singer
Title:	Chief Financial Officer

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

JPMORGAN CHASE BANK, N.A.
as Incremental Facility Lender

By:	/s/ Christophe Vohmann
Name:	Christophe Vohmann
Title:	Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

TORONTO DOMINION (TEXAS) LLC
as Incremental Facility Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

THE ROYAL BANK OF SCOTLAND, plc
as Incremental Facility Lender

By:	/s/ Andrew Ragusa
Name:	Andrew Ragusa
Title:	Senior Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

CALYON, NEW YORK BRANCH
as Incremental Facility Lender

By:	/s/ W. Michael George
Name:	Michael George
Title:	Managing Director

By:	/s/ John McCloskey
Name:	John McCloskey
Title:	Managing Director

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
as Incremental Facility Lender

By:	/s/ Jose B. Carlos
Name:	Jose B. Carlos
Title:	Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

UNION BANK OF CALIFORNIA, N.A.
as Incremental Facility Lender

By:	/s/ Erik Allen
Name:	Erik Allen
Title:	Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

MORGAN STANLEY BANK
as Incremental Facility Lender

By:	/s/ Elizabeth Hendricks
Name:	Elizabeth Hendricks
Title:	Authorized Signatory

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

MIZUHO CORPORATE BANK, LTD.
as Incremental Facility Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Accepted and agreed to by the undersigned Incremental Facility Lender as of the 24th day of March, 2008.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as Incremental Facility Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Schedule 1

List of Lenders

Lender	Amount
JPMorgan Chase Bank, N.A.	$50,000,000
Toronto Dominion (Texas) LLC	$50,000,000
The Royal Bank of Scotland, plc	$50,000,000
Calyon, New York Branch	$50,000,000
Bank of Tokyo-Mitsubishi UFJ Trust Company	$25,000,000
Union Bank of California, N.A.	$25,000,000
Morgan Stanley Bank	$25,000,000
Mizuho Corporate Bank, Ltd.	$25,000,000
Credit Suisse, Cayman Islands Branch	$25,000,000

Schedule 2

Applicable Margins and Terms for Incremental Facility Commitment

Facility:	$325,000,000 Incremental Facility Commitment will be a term loan and shall be governed by the terms and conditions set forth in the Loan Agreement, some of which terms and conditions are set forth herein. Capitalized terms not otherwise defined or limited herein shall have the meanings set forth in the Loan Agreement.

Availability:	The Lenders having Incremental Facility Loans agree severally, and not jointly, upon the terms and subject to the conditions of the Loan Agreement, to lend to the Borrower in a single advance within five (5) days of the Closing Date (as defined below) an amount which does not exceed in the aggregate, $325,000,000 and does not exceed such Lender’s Incremental Facility Commitment.

Conditions Precedent:	Prior to the effectiveness of any Incremental Facility Commitment, the Borrower shall (i) deliver to the Administrative Agent and the Lenders a Notice of Incremental Facility Commitment and (ii) provide revised projections to the Administrative Agent and the Lenders, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Borrower’s ability to timely repay obligations under (A) the Loan Agreement prior to giving effect to such Incremental Facility Commitment; and (B) such Incremental Facility Commitment and any Incremental Facility Advances, and to comply with the covenants contained in Sections 7.5, 7.6 and 7.7 thereof.

Closing Date:	March 24, 2008

Maturity Date:	June 8, 2012

Repayment Schedule:	None. Final payment due on the Maturity Date.

Interest Rate:	For all purposes under the Loan Agreement, the Incremental Facility Loans shall accrue interest as set forth for the Loans in Section 2.3 of the Loan Agreement with the following Applicable Margins:

	Applicable Debt Rating	LIBOR Margin	Base Rate Margin
	≥ BBB+ or Baa1	0.50%	0.00%
	BBB or Baa2	0.60%	0.00%
	BBB- or Baa3	0.75%	0.00%
	BB+ or Ba1	1.00%	0.00%
	BB or Ba2	1.25%	0.25%
	≤ BB- or Ba3	1.50%	0.50%

Optional Repayments:	The amount outstanding of the Incremental Facility Commitment may be repaid at any time, without premium or penalty.